UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

MATTERNET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56769	39-2522950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Ravendale Drive
Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (650) 260-2727

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2026, the board of directors of Matternet, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws modified the provisions for determining the presence of a quorum at all meetings of stockholders, except where otherwise required by law or by the Company’s Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws, to provide that the presence, in person, by remote communication, if applicable, or by proxy, of the holders of one-third (1/3) of the voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum for the transaction of business, and to provide that where a separate vote by a class or classes or series is required, except as required by law or by the Company’s Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws, the holders of one-third (1/3) of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Prior to the amendment and restatement, the presence, in person, by remote communication, if applicable, or by proxy, of the holders of a majority of the voting power of the outstanding shares of stock, class or classes or series entitled to vote constituted a quorum for the transaction of business.

The foregoing brief description of the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Matternet, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Matternet, Inc.

Date: October 28, 2026	By:	/s/ Andreas Raptopoulos
Andreas Raptopoulos Chief Executive Officer and Chief Financial Officer

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